SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         THE GENLYTE GROUP INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                         THE GENLYTE GROUP INCORPORATED
                         4360 Brownsboro Road, Suite 300
                                 P.O. Box 35120
                              Louisville, KY 40232


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 21, 1999

                                   ----------



                                                                  March 19, 1999


To Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Genlyte Group Incorporated ("Genlyte") will be held at the Camberley Brown Hotel, Bluegrass Room, 4th & Broadway, Louisville, Kentucky 40202, on Wednesday, April 21, 1999 at 10:00 AM, local time, for the following purposes:

     (1)  to elect one member of the Board of Directors; and

     (2) to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Stockholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Your attention is directed to the attached Proxy Statement. Whether or not you expect to be present at the meeting, please complete, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.



                                           By Order of the Board of Directors,


                                           R. L. ZACCAGNINI
                                           Secretary

                         THE GENLYTE GROUP INCORPORATED
                         4360 Brownsboro Road, Suite 300
                                 P.O. Box 35120
                              Louisville, KY 40232


                                   ----------


                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 21, 1999

                                                                  March 19, 1999

                                   ----------

                                 PROXY STATEMENT

                                   ----------


                                  INTRODUCTION

     The Annual Meeting of Stockholders (the "Annual Meeting") of The Genlyte Group Incorporated ("Genlyte") will be held on April 21, 1999 at the Camberley Brown Hotel, Bluegrass Room, 4th & Broadway, Louisville, Kentucky 40202 at 10:00 AM, local time, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation by Genlyte's Board of Directors of proxies to be voted at such meeting and at any and all adjournments or postponements thereof.

     This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 19, 1999.


                       ACTION TO BE TAKEN UNDER THE PROXY

     All proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including any adjournments or postponements thereof) in accordance with the specifications therein, or, if no specifications are made, will be voted FOR the nominee to the Board of Directors named in this proxy statement and listed in the accompanying form of proxy.

     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by executing and returning a proxy bearing a later date, by giving notice of revocation to the Secretary of Genlyte, or by attending the Annual Meeting and voting in person.


                              ELECTION OF DIRECTOR

     The Board of Directors of Genlyte currently consists of Avrum I. Drazin (Chairman), Glenn W. Bailey, Robert B. Cadwallader, David M. Engelman, Fred Heller, Frank Metzger and Larry K. Powers. The director elected at the Annual Meeting will hold office for a term ending at the Annual Meeting of Stockholders to be held in April of 2002 and until his successor has been duly elected and qualified. Mr. Avrum I. Drazin has been nominated to the Board of Directors for re-election at the Annual Meeting.

     If, for any reason, Mr. Drazin is not a candidate when the election occurs, which is not anticipated, it is intended that the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.

     The Board of Directors recommends a vote FOR the election of the nominee as director.

Genlyte Thomas Group LLC

     On August 27, 1998, the Shareholders of Genlyte and Thomas Industries Inc. (NYSE: TII, "Thomas"), respectively, approved the formation of a new lighting company to be jointly owned by them as outlined below. This company, a Delaware Limited Liability Company, is named Genlyte Thomas Group LLC ("Genlyte Thomas Group").

     Genlyte contributed substantially all of its assets to Genlyte Thomas Group in exchange for a 68% interest therein and the assumption by Genlyte Thomas Group of substantially all of Genlyte's liabilities. Thomas contributed substantially all of its lighting assets to Genlyte Thomas Group in exchange for a 32% interest therein and the assumption by Genlyte Thomas Group of certain of its liabilities. (Reference herein to "employees of the company" shall mean employees of the Genlyte Thomas Group unless stated otherwise.)

     The day-to-day operations of Genlyte Thomas Group are managed by its executive officers under the supervision of a Management Board. The Management Board is comprised of six (6) Representatives, four (4) of whom were appointed by Genlyte and two (2) of whom were appointed by Thomas. Messrs. Drazin, Engelman, Heller and Powers (see below) are the Representatives from Genlyte. Actions of the Management Board require the approval of a majority of the Representatives, except that certain actions, as outlined in the Proxy Statement dated July 23, 1998, require the approval of a majority of the Management Board including at least one Representative appointed by Thomas. (For further details, see the company's Proxy Statement dated July 23, 1998.)

     Information   about  the  nominee  for  election  as  director,   including
biographical and employment information, is set forth below.

Nominee for Election as Director

Avrum I. Drazin (70) ...........    Mr. Drazin was elected Chairman of the Board
                                    of Genlyte in January 1994 and has served as
                                    a Director of Genlyte  since  January  1991.
                                    Mr.  Drazin  served as  President of Genlyte
                                    from February  1992 until  December 1993 and
                                    served  as   President   of  Canlyte,   Inc.
                                    ("Canlyte"),  now a wholly owned  subsidiary
                                    of   Genlyte   Thomas   Group,   since   its
                                    incorporation  in July  1984  until  January
                                    1999.  He  remains   Chairman  of  Canlyte's
                                    Board.  He served as President of Lightolier
                                    Canada  from  January  1965 until June 1984.
                                    Mr.Drazin  is  Chairman  of  the  Nominating
                                    Committee   and   is   a   member   of   the
                                    Compensation  Committee of the Genlyte Board
                                    of   Directors.   He   also   serves   as  a
                                    Representative  on the Genlyte  Thomas Group
                                    Management Board.


Incumbent Directors

Glenn W. Bailey (73) ...........    Mr.  Bailey  was  Chairman  of the  Board of
                                    Genlyte  from its  incorporation  in January
                                    1985 until July 1989,  when he  resigned  as
                                    Chairman   but   retained  his  position  as
                                    Director of  Genlyte.  He was  Chairman  and
                                    President of Bairnco Corporation ("Bairnco")
                                    from its incorporation in January 1981 until
                                    May 1990.  Bairnco was  Genlyte's  corporate
                                    parent   until   Genlyte  was  spun  off  to
                                    Bairnco's  shareholders  in 1988. Mr. Bailey
                                    is a member of the  Nominating  Committee of
                                    the Genlyte Board of  Directors.  Mr. Bailey
                                    has tendered his resignation  from the Board
                                    of Directors  effective  April 21, 1999.  If
                                    the  Nominating   Committee   identifies  an
                                    appropriate   candidate,    the   Board   of
                                    Directors   will  consider   appointing  the
                                    candidate to fill such vacancy.

Robert B. Cadwallader (69) .....    Mr.  Cadwallader  was  elected a Director of
                                    Genlyte at the January  1985  meeting of the
                                    Genlyte Board of Directors.  Mr. Cadwallader
                                    is  currently   President   of   Cadwallader
                                    Company,    Inc.,   a   furniture   industry
                                    consulting   firm.   Mr.   Cadwallader   was
                                    President  of  Cadwallader   and  Sangiorgio
                                    Associates,   a   manufacturer   of   office
                                    furniture, from October 1986 until September
                                    1989.  From  November  1983 to March 1985 he
                                    served as Vice  Chairman of  SunarHauserman,
                                    Inc., a manufacturer of movable  partitions,
                                    fabrics and systems.  During the same period
                                    he served as Director of Hauserman, Inc.,
                                    the parent  corporation  of  SunarHauserman,
                                    Inc.  Mr.  Cadwallader  is a  member  of the
                                    Audit  Committee  of the  Genlyte  Board  of
                                    Directors.   Mr.   Cadwallader's  term  will
                                    expire  on  April  21,  1999 and he will not
                                    stand  for  re-election.  If the  Nominating
                                    Committee    identifies    an    appropriate
                                    candidate,   the  Board  of  Directors  will
                                    consider appointing the candidate to fill such vacancy.

David M. Engelman (66) .........    Mr.  Engelman  was  elected  a  Director  of
                                    Genlyte at the December  1993 meeting of the
                                    Board of Directors.  This  appointment  took
                                    effect on January 1, 1994. Mr.  Engelman was
                                    employed by General  Electric  Company  from
                                    1954  through  1993  and held a  variety  of
                                    general management positions. He was elected
                                    as a Vice  President of General  Electric in
                                    1982  and  was in  charge  of  international
                                    electrical    distribution    and    control
                                    operations. Mr. Engelman is a member of the Board of Directors of The Mayer Electric
                                    Supply Company, Incorporated. He is a member of the Compensation Committee of the Genlyte
                                    Board of Directors. He also serves as a Representative on the Genlyte Thomas Group
                                    Management Board.

Fred Heller (74) ...............    Mr.  Heller  was  Chairman  of the  Board of
                                    Genlyte from July 1989 until  December 1993,
                                    when he resigned as  Chairman  but  retained
                                    his  position  as a Director  of Genlyte and
                                    holds  the   honorary   title  of   Chairman
                                    Emeritus.  He served as President of Genlyte
                                    from its incorporation in January 1985 until
                                    July 1989 and served as acting  President of
                                    Genlyte  from  January  1991 to August 1991.
                                    From  August  1981 to  September  1985,  Mr.
                                    Heller  was  President  and Chief  Executive
                                    Officer  of  Lightolier  Incorporated.   Mr.
                                    Heller is a member of the Board of Directors
                                    of Concord  Fabrics,  Inc. He is Chairman of
                                    the Audit  Committee of the Genlyte Board of
                                    Directors.    He    also    serves    as   a
                                    Representative  on the Genlyte  Thomas Group
                                    Management Board.

Frank Metzger (70) .............    Dr.   Metzger  was  elected  a  Director  of
                                    Genlyte at the January  1985  meeting of the
                                    Genlyte Board of Directors.  Dr. Metzger has
                                    been   President   of   Metzger  &  Company,
                                    management consultants,  since June 1988. He
                                    served        as         Senior         Vice
                                    President-Administration  for  Bairnco  from
                                    July 1986 until his retirement  from Bairnco
                                    in       May       1988       and       Vice
                                    President-Administration for Bairnco from its organization in 1981 until June 1986. He is Chairman of the Compensation Committee of the Genlyte Board of Directors.

Larry K. Powers (56) ...........    Mr. Powers was appointed President and Chief
                                    Executive Officer of Genlyte in January 1994
                                    and President and Chief Executive Officer of
                                    Genlyte  Thomas Group LLC in August 1998. He
                                    has  served as a Director  of Genlyte  since
                                    July  1993.  He has held a variety of sales,
                                    marketing and general  management  positions
                                    in the  lighting  industry.  From  September
                                    1979  until  April  1989,   Mr.  Powers  was
                                    President of Hadco.  Hadco was acquired by a
                                    predecessor  of Genlyte  in July  1983.  Mr.
                                    Powers    served   as   President   of   the
                                    HID/Outdoor  Division  of  Genlyte  from May
                                    1989  until  June  1993.  From  July 1993 to
                                    December 1993, he served as President of Genlyte U.S. Operations and Executive Vice
                                    President of Genlyte. Mr. Powers is a member of the Nominating Committee of the Genlyte
                                    Board of Directors. He also serves as a Representative on the Genlyte Thomas Group
                                    Management Board.

Board and Committee Meetings

     During 1998, Genlyte's Board of Directors met eight times for regular meetings and once for a special meeting. In addition, the directors received and reviewed monthly reports of the financial performance of Genlyte and Genlyte Thomas Group and management conferred frequently with its directors on an informal basis to discuss company affairs. During 1998, each of the directors (except for Glenn W. Bailey) attended at least 75 percent of the meetings of the Board and the Board Committees of which such director was a member.

     The Board has established standing Audit, Compensation and Nominating Committees. The Board has established the Audit Committee to recommend the firm to be appointed as independent accountants to audit Genlyte's and Genlyte Thomas Group's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, and consider the adequacy of the internal accounting and control procedures of Genlyte. Members of this committee are Messrs. Cadwallader and Heller, with Mr. Heller serving as Chairman. During 1998, the Audit Committee met two times.

     During 1998 the Compensation Committee reviewed and recommended the compensation arrangements for all executive officers, approved such arrangements for other senior level employees, and administered and took such other action as required in connection with certain compensation plans of Genlyte and Genlyte Thomas Group. Members of the Compensation Committee are Messrs. Drazin, Engelman and Dr. Metzger, with Dr.Metzger serving as Chairman. During 1998, the Compensation Committee met two times; it also reviewed and recommended all stock options to be granted, subject to Board approval.

     The Nominating Committee reviews and recommends to the Board of Directors the appropriate size and composition of Genlyte's Board of Directors as well as the Boards of Directors of Genlyte Thomas's various subsidiaries. The Nominating Committee will not consider recommendations from Genlyte's stockholders because the Committee believes it has sufficient resources and contacts to fulfill its obligations without considering such stockholder recommendations. Members of the Nominating Committee are Messrs. Bailey, Drazin, and Powers, with Mr. Drazin serving as Chairman. During 1998, the Nominating Committee met one time.

Compensation of Directors

     During 1998 each director, other than any employee director, and other than the Chairman, received a retainer of $8,000 and $2,000 for each Board meeting attended and each committee meeting attended on a day on which the Board of Directors did not meet. The Chairman of the Board received a retainer of $12,000 and $3,000 for each Board meeting attended and each committee meeting attended on a day on which the Board of Directors did not meet. Except as set forth in the preceding sentence, directors employed by the company are not paid any fees or additional compensation for services rendered as members of the Board or any of its committees. Directors (excluding employees of Canlyte, a wholly-owned subsidiary of Genlyte Thomas Group) who also serve on the Board of Directors of Canlyte are compensated for attendance at such meetings at the rate of $2,000 (Canadian) per Board meeting, or for committee meetings held on days other than regular Board meeting days.

Compensation Committee Interlocks and Insider Participation

     As noted above, Messrs. Avrum I. Drazin, David M. Engelman and Dr. Frank Metzger served as members of the Board's Compensation Committee during 1998. Mr. Drazin is Chairman of Genlyte, was formerly President of Genlyte and is Chairman of Canlyte, one of the Genlyte Thomas Group's subsidiaries. Directors Heller and Powers also serve on the Canlyte Board of Directors.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Number of Shares Outstanding and Record Date

     Only holders of record of Genlyte Common Stock, par value $.01 per share ("Genlyte Common Stock"), at the close of business on March 1, 1999 are entitled to notice of, and to vote at, the Annual Meeting. Holders of Genlyte Common Stock are entitled to one vote for each share held on the matters properly presented at the Annual Meeting.

     On March 1, 1999, there were 13,561,298 shares of Genlyte Common Stock issued and outstanding. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of the shares of Genlyte Common Stock present in person or by proxy at the Annual Meeting is required to elect a director.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the matters to be acted upon at the Annual Meeting, and an abstention will have the effect of a vote against any proposal requiring an affirmative vote of a majority of the shares present and entitled to vote thereon.

Common Stock Ownership of Certain Beneficial Owners and Management

     The following table sets forth information regarding the beneficial ownership of Genlyte Common Stock by the only persons (other than Glenn W. Bailey as discussed below) known to Genlyte to be the beneficial owners of more than 5% of the issued and outstanding Genlyte Common Stock as of March 1, 1999:

                                                   Amount and Nature
                                                    of Beneficial
             Name and Address                        Ownership of       Percent
            of Beneficial Owner                      Common Stock      of Class
            -------------------                     --------------     ---------
     Southeastern Asset Management Inc. ........     1,909,100(l)         14.1%
       6410 Poplar Ave., Suite 900
       Memphis, TN 38119

    Marvin C. Schwartz ........................     1,200,890(2)          8.9%
       c/o Neuberger Berman
       605 Third Avenue
       New York, NY 10158-3698

    Neuberger Berman LLC ......................       923,240(3)          6.8%
       605 Third Avenue
       New York, NY 10158-3698

----------
1) According to the Schedule 13G furnished to Genlyte by Southeastern Asset Management Inc., Southeastern Asset Management is a registered investment advisor acting as investment counsel to the Longleaf Partners Small Cap Fund, the beneficial owner of such shares. All of the securities covered by Southeastern's 13G are owned legally by the Longleaf Partners Small Cap Fund and none are owned directly or indirectly by Southeastern. This statement was also filed as a disclosure by O. Mason Hawkins, Chairman of the Board and CEO of Southeastern Asset Management, Inc., in the event he could be deemed to be a controlling person of that firm as the result of his official position with or ownership of its voting securities. The existence of such control is expressly disclaimed therein by O. Mason Hawkins, who also expressly disclaims direct and indirect ownership of any of Genlyte's shares.

2) According to the Schedule 13D furnished to Genlyte by Marvin C. Schwartz, he held sole power to vote and to dispose of 337,400 of such shares through his personal account in which he holds 252,400 of such shares and through his management of an individual account for the benefit of a partner of Neuberger Berman with respect to 85,000 of such shares. The Schedule 13D also reports 238,990 shares owned by the Neuberger Berman Profit Sharing Trust (the "Plan") of which Marvin C. Schwartz is co-trustee. The power to vote and dispose of the shares held by such funds is shared with the Plan's trustees. In addition, 624,500 shares are held in several accounts for the benefit of Mr. Schwartz's family. Mr. Schwartz is the beneficial owner of such shares based on his discretionary and shared dispositive power over such accounts.

3) According to the Schedule 13G furnished to Genlyte by Neuberger Berman LLC ("NB"), NB has sole power to vote and to dispose of 726,740 of such shares and shared power to dispose of 923,240 shares. NB disclaims beneficial ownership of 410,600 shares owned by principals of NB, including those reported by Marvin C. Schwartz.

     The following table presents information regarding beneficial ownership of Genlyte Common Stock by each member of the Board of Directors, the Named Officers (defined infra), and all directors and executive officers as a group as of March 1, 1999.

                                                                      Amount and Nature of
                                                                     Beneficial Ownership of        Percent
                   Name                                               Genlyte Common Stock          of Class
                   ----                                               --------------------          --------
     Glenn W. Bailey ........................................              1,435,000(1)               10.6%
       14 Bassett Creek Trail, Hobe Sound, FL 33455
     Robert B. Cadwallader ..................................                 10,300(2)                  *
     Avrum I. Drazin ........................................                201,399(3)                1.5%
     Zia Eftekhar ...........................................                 72,811(4)                  *
     David M. Engelman ......................................                 16,500(5)                  *
     Fred Heller ............................................                114,000(6)                  *
     Frank Metzger ..........................................                145,750(7)                1.1%
     Dennis W. Musselman ....................................                  8,553(8)                  *
     Larry K. Powers ........................................                153,797(9)                1.1%
     Donna R. Ratliff .......................................                 51,262(10)                 *
                                                                           ---------                  ----
     All directors and executive officers as a group
       (13 persons including those named) ...................              2,209,372(11)              16.3%
                                                                           =========                  ====

----------
* The percentage of shares owned by such director or named officer does not exceed 1% of the issued and outstanding Genlyte Common Stock.

1) Includes 210,000 shares of Genlyte Common Stock owned by Mr. Bailey's spouse as to which Mr. Bailey disclaims beneficial ownership and 10,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

2) Includes 10,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

3) Includes 1,000 shares of Genlyte Common Stock owned by Mr. Drazin's spouse as to which Mr. Drazin disclaims beneficial ownership and 12,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

4) Includes 8,750 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

5) Includes 7,500 shares of Genlyte Common Stock owned by Mr. Engelman's spouse as to which Mr. Engelman disclaims beneficial ownership.

6) Includes 60,266 shares of Genlyte Common Stock owned by Mr. Heller's spouse as to which Mr. Heller disclaims beneficial ownership.

7) Includes 28,000 shares of Genlyte Common Stock owned by Dr. Metzger's spouse as to which Dr. Metzger disclaims beneficial ownership and 5,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

8) Includes 2,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

9) Includes 61,250 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

10) Includes 6,000 shares of Genlyte Common Stock owned by Ms. Ratliff's spouse as to which Ms. Ratliff disclaims beneficial ownership and 15,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

11) Includes an aggregate of 312,766 shares of Genlyte Common Stock owned by the spouses of certain executive officers and directors as to which each such executive officer or director disclaims beneficial ownership and 125,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors was comprised during fiscal 1998 of Messrs. Avrum I. Drazin, David M. Engelman and Dr. Frank Metzger, with Dr. Metzger serving as Chairman. All Committee members except Mr. Drazin are outside directors. Generally, the Committee reviews and recommends the compensation arrangements for all executive officers, approves such arrangements for other senior level employees, and administers and takes such other actions as may be required in connection with certain compensation plans for employees of the company. The Board of Directors reviews for approval any recommendations made by the Compensation Committee relating to the compensation of executive officers.

     The Compensation Committee has prepared the following report with respect to executive officers and other executives of the company.

Compensation Philosophy

     The company's employee compensation philosophy is to provide competitive pay for competitive performance and superior pay for superior performance. The company seeks to ensure that its executive compensation programs and policies relate to and support its overall objective to enhance stockholder value through the profitable management of its operations. To achieve this goal, the following objectives serve as guidelines for compensation decisions:

     o Provide a competitive total compensation framework that enables the company to attract, retain and motivate key executives who will contribute to the company's success;

     o Ensure that compensation programs are linked to performance on both an individual and operating unit level; and

     o Align the interests of employees with the interests of Genlyte stockholders by encouraging employee stock ownership in Genlyte.

Components of Compensation

     The company's employee compensation strategy incorporates a combination of cash and equity-based compensation as follows:

     o A performance management system that relates individual base salary changes to a formal process in which individual performance is reviewed, discussed and evaluated.

     o Short-term incentive programs that provide executives with the opportunity to add substantial variable compensation to their annual base salaries through attainment of specific, measurable goals intended to encourage high levels of organizational performance and superior achievement of individual objectives.

     o Long-term incentive opportunities in the form of stock options in which rewards are linked directly to stockholder gains.

     For fiscal year 1998, compensation programs consisted of:

   Base Salary

     Salary pay levels at Genlyte and Genlyte Thomas Group were competitive with the marketplace. When establishing salary pay levels, the company uses commercially published surveys prepared by established compensation consulting firms to assure that base compensation levels are positioned relative to the range that is generally paid to executives having similar levels of experience and responsibility at companies of comparable size and complexity. Data is drawn from the electric lighting equipment and supply industry as well as general industry survey data. Consideration is also given to other factors such as individual performance and potential.

   Short-Term Incentives

     Executives and key employees of Genlyte and Genlyte Thomas Group participate in a short-term incentive program which rewards the achievement of profit and profit-related objectives. These employees are afforded an opportunity to earn substantial variable compensation through participation in the Management Incentive Compensation (MIC) Program.

     This program combines elements of profit sharing, in which total management performance is rewarded only to the extent also realized by stockholders as measured in Earnings Per Share (EPS), Earnings Before Interest and Taxes (EBIT), and Return on Capital Employed (ROCE), and in terms of individual performance, as measured by achievement of specific, measurable and written goals established in the beginning of the fiscal year by participants and approved by management. Funding for MIC awards is formula-driven based on achievement of financial goals for each operating unit. The Board of Directors reviews and approves profit and profit-related objectives at the beginning of the year.

     By policy, the level of funding which results from the MIC formulas cannot be modified and the total payout of awards for all MIC participants is limited to a maximum 15 percent of the company's profit before taxes each year. In order to maximize results, objectives are typically established at a level of performance above normal expectations. Consideration is also given to past financial performance as a means to ensure that consistent and sustained business results are achieved. Actual individual MIC awards are dependent upon three factors: (1) the requirement that stated objectives be met by both individual participants and their operating units; (2) the relative success and extent to which those objectives are achieved; and (3) the participant's relative level within the organization as determined annually according to policy guidelines.

     In 1998, the Compensation Committee and the Board of Directors reviewed and approved the renewal of the MIC Program, related policies, and all recommended MIC awards.

   Long-Term Incentives

     Genlyte believes that the interests of stockholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest through ownership of Genlyte Common Stock. Through the Genlyte 1998 Stock Option Plan, officers and key employees of the company are granted options to purchase Genlyte Common Stock and maintain significant share ownership within the parameters of the program. Most grants are exercisable in installments commencing two years after the date of grant. The exercise price of options is set, and has at all times in the past been set, at fair market value or book value, whichever is higher.

   Benefits

     Genlyte Thomas Group generally assumed all of Genlyte's benefit plans and other benefit liabilities relating to former Genlyte employees. All Genlyte executive officers have participated in the same pension, health and benefit programs generally available to other employees who were not the subject of collective bargaining agreements. Historically, Genlyte did not have special executive officer plans with the exception of a now inactive Supplemental Employee Retirement Plan in which two long-term executive officers still participate. Additionally, for a period of six to eighteen months following the closing of the Genlyte Thomas transaction (the "transition period"), certain former salaried and clerical Thomas employees will continue to participate in certain tax-qualified Thomas retirement plans. As of the conclusion of the transition period, those former Thomas salaried and clerical employees will participate in retirement plans of Genlyte Thomas Group and their account balances under those two Thomas plans will be transferred to the appropriate plan or plans of the Genlyte Thomas Group.

Chief Executive Officer Compensation

     Mr. Powers served as Chief Executive Officer of Genlyte and Genlyte Thomas Group in 1998 at a salary of $350,000 per annum. Mr. Powers received $403,750 in incentive compensation for 1998 recognizing a significant improvement in the EPS over the prior year, as well as the level of achievement of Mr. Powers' individual objectives. In 1998, the Compensation Committee recommended and the Board of Directors approved stock option grants totaling 35,000 shares for Mr. Powers in recognition of its assessment of his ability to enhance the long-term value of Genlyte for the stockholders. These grants were consistent with the overall design of the option program.

Conclusion

     In summary, the company continued its policy in fiscal year 1998 of linking executive compensation to company performance. The outcome of this process is that stockholders receive a fair return on their investment while executives are rewarded in an appropriate manner for meeting or exceeding performance objectives. The Committee believes that the company's compensation levels adequately reflect its philosophy of providing competitive pay for competitive performance and superior pay for superior performance. Likewise, the Committee believes that the company's executive compensation programs and policies are supportive of its overall objective to enhance stockholder value through the profitable management of its operations.

                                                        Frank Metzger, Chairman
                                                        Avrum I. Drazin
                                                        David M. Engelman

Executive Compensation

     The following table sets forth information concerning annual, long-term and other compensation for services in Genlyte of those persons who were, on December 31, 1998, Genlyte's (i) chief executive officer and (ii) other four most highly compensated executive officers (together, the "Named Officers"):

     For 1998 the annual compensation for this table was determined by the officers, while they were employees of Genlyte (primarily the period January 1 to August 30, 1998), and reflects their compensation with Genlyte Thomas (August 31 to December 31, 1998).

                           Summary Compensation Table

                                                                                         Long-Term Compensation
                                         Annual Compensation                        Awards                   Payout
                            ---------------------------------------------   ----------------------  -------------------------
                                                                 Other                     Stock                      All
Name and                                                        Annual      Restricted    Options/  Long-term        Other
Principal Position          Year  Salary ($)    Bonus ($)      Comp ($)     Awards ($)    SARs (#)  Payout ($)      Comp ($)
------------------          ----  ----------    ---------   -------------   ----------   ---------  ----------    -----------
Larry K. Powers .........   1998   350,014      403,750     17,912(1,2,3)        0        35,000         0             0
  President & CEO .......   1997   310,000      303,400      2,923(1,2)          0        27,500         0             0
                            1996   309,423      232,400      4,380(1,2)          0        52,500         0             0

Avrum I. Drazin .........   1998   216,256(2)    32,739     36,000(4)            0             0         0        13,041(2,5)
  President, Canlyte; ...   1997   222,000(2)    25,474     36,000(4)            0        10,000         0        12,018(2,5)
  Chairman of the .......   1996   230,733(2)    17,498     36,000(4)            0         5,000         0        11,823(2,5)
  Board/Genlyte

Zia Eftekhar ............   1998   215,000      206,360          0               0        15,500         0        65,950(5)
  President .............   1997   214,423      159,014          0               0        12,500         0        22,367(5)
  Lightolier Division ...   1996   200,000       63,263          0               0         7,500         0        46,050(5)

Dennis W. Musselman .....   1998   150,192      155,399          0               0         4,100         0             0
  Vice President ........   1997   144,615      118,170          0               0             0         0             0
  Hadco/Bronzelite ......   1996   135,000      141,308          0               0         5,000         0             0

Donna R. Ratliff ........   1998   167,500      193,800          0               0         5,000         0             0
  Sr. Vice President ....   1997   162,567      136,500          0               0         8,000         0             0
  & Corp. Sec'y .........   1996   158,000      107,520          0               0         5,000         0             0

----------
1) Director's fees for Canlyte, Inc., a wholly owned subsidiary of Genlyte Thomas Group.

2) These figures were converted from Canadian dollars to U.S. dollars using the exchange rate as of the last day of the fiscal year for that period.

3)   Includes $14,992 in expenses for relocation and related fees.

4)   Director's retainer and fees in U.S. dollars.

5) Represents service and interest expense accrual for Supplemental Employee Retirement Plan benefit.


Option Grants

     Shown below is further information on grants of stock options pursuant to the 1998 Stock Option Plans during the fiscal year ended December 31, 1998 to the Named Officers reflected in the Summary Compensation Table. No stock appreciation rights were granted under that Plan during fiscal 1998.

                          Option Grants in Fiscal 1998

                                               Individual Grants
------------------------------------------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                                                                                                  Value of Assumed
                                                 % of                                          Annual Rates of Stock
                                             Total Options                                       Price Appreciation
                                              Granted to       Exercise or                       for Option Term (2)
                             Options         Employees in      Base Price     Expiration      --------------------------
            Name          Granted (#)(1)      Fiscal Year       ($/share)        Date          5% ($)            10%($)
            -----           -----------       ----------        --------      -----------     --------          --------
Larry K. Powers ......        10,000                 4.2%        $25.750        6/18/2005     $104,828          $244,295
Larry K. Powers ......        25,000                10.6%        $18.469       12/17/2005     $187,966          $438,042

Zia Eftekhar .........        10,000                 4.2%        $25.750        6/18/2005     $104,828          $244,295
Zia Eftekhar .........         5,500                 2.3%        $18.469       12/17/2005     $ 41,353          $ 96,369

Dennis W. Musselman ..         4,100                 1.7%        $18.469       12/17/2005     $ 30,826          $ 71,839
Donna R. Ratliff .....         5,000                 2.1%        $25.750        6/18/2005     $ 52,414          $122,147

----------

1) These options were granted to the Named Officer seven years prior to the indicated expiration date and are exercisable at the rate of 50% per year commencing two years after the date of grant. In the event of certain mergers, consolidations or reorganizations of Genlyte or any disposition of substantially all the assets of Genlyte or any liquidation or dissolution of Genlyte, then in most cases all outstanding options not exercisable in full shall be accelerated and become exercisable in full for a period of 30 days. In addition, in the event of certain changes in control of Genlyte or of its Board of Directors, then any outstanding option not exercisable in full shall in most cases be accelerated and become exercisable in full for the remaining term of the option.

2) Realizable value is shown net of option exercise price, but before taxes associated with exercise. These amounts represent assumed compounded rates of appreciation and exercise of the options immediately prior to the expiration of their term. Actual gains, if any, are dependent on the future performance of the Common Stock, overall stock market conditions, and the optionee's continued employment through the exercise period. The amounts reflected in this table may not necessarily be achieved.


Option Exercises and Fiscal Year-End Values

     Shown below is information with respect to the exercised/unexercised options to purchase Genlyte's Common Stock granted in fiscal 1998 and prior years under Genlyte's 1988 and 1998 Stock Option Plans to the Named Officers and held by them on December 31, 1998.


                    OPTION EXERCISES AND YEAR-END VALUE TABLE


                 Aggregated Option Exercises in Fiscal Year 1998
                            and FY-End Option Values

                                                             Value of Unexercised
                                                             Number of Unexercised      In-the-Money Options at
                                  Shares                     Options at FY-End (#)          FY-End ($) (1)
                               Acquired on     Value       -------------------------   -------------------------
            Name                 Exercise   Realized ($)   Exercisable Unexercisable   Exercisable Unexercisable
            -----              -----------  ------------   ----------- -------------   ----------- -------------
Larry Powers ............         10,000       151,900        61,250       88,750        660,625      309,219
Avrum I. Drazin .........             --            --        12,500       12,500        139,375       39,375
Zia Eftekhar ............          5,000        60,625         8,750       31,750         97,813       57,797
Dennis Musselman ........          5,000        75,638         9,500        6,600        106,000       29,278
Donna R. Ratliff ........             --            --        15,500       15,500        184,250       37,125

----------
1) Based upon the 12/31/98 closing price of $18.75 for Genlyte stock on the NASDAQ National Market System. Realizable value is shown net of option exercise price, but before taxes associated with exercise.

Retirement Plan

     During fiscal 1998, each of the Named Officers was a participant in a qualified noncontributory defined benefit plan (the "Plan"), except Mr. Drazin, who is a participant in a Canadian Pension Plan.

     The following table presents information regarding estimated annual benefits payable under the Plan upon normal retirement at age 65 in the form of a single life annuity to persons in specified remuneration and years of service classifications:


                   For Employees Retiring at age 65 in 1999(1)

                                                            Years of Service at Retirement(2)
     Average Compensation                  -------------------------------------------------------------------
        at Retirement                         5             10            15             20         25 or more
       -----------------                   -------        -------       -------        -------      ----------
$50,000 .........................          $ 3,424        $ 6,847       $10,271        $13,694        $17,118
$100,000 ........................            7,674         15,347        23,021         30,694         38,368
$156,000(3) .....................           12,434         24,867        37,301         49,734         62,168
Greater than $156,000(3) ........           12,434         24,867        37,301         49,734         62,168

----------
1) For employees retiring at ages under 65, the estimated annual benefits would be lower.

2) The amounts are based on the formula which became effective January 1, 1995.

3) In accordance with provisions of the Omnibus Budget Reconciliation Act of 1993, effective January 1, 1994, the maximum allowable compensation permitted in computing a benefit was $150,000, subject to annual cost of living increases. For 1999, the maximum allowable compensation as provided under IRS 401(a)(17) is $160,000. Therefore, the highest possible final average compensation for a participant retiring in 1999 is $156,000. However, any accrued benefit as of December 31, 1994 which is based on compensation in excess of $150,000 for years prior to 1994 will be protected.

     Remuneration covered by the defined Contribution Plan in effect for the named officers in a particular year includes (1) that year's salary (base pay, overtime and commissions), and (2) compensation received in that year under the Management Incentive Compensation Plan. The 1998 remuneration covered by the
Retirement Plan includes, for the recipients thereof, Management Incentive Compensation paid during 1998 with respect to 1997 awards.

     For each of the following Named Officers of Genlyte, the credited years of service under the Plan, as of December 31, 1998, and the remuneration received during 1998 covered by the Plan were, respectively, as follows:

                                               Covered            Years of
             Name                            Compensation          Service
             -----                           ------------         --------
     Larry K. Powers ..................        $160,000*              19
     Zia Eftekhar .....................        $160,000*              31
     Dennis W. Musselman ..............        $160,000*               4
     Donna R. Ratliff .................        $160,000*              16

----------
*    As limited by the maximum  allowable  compensation  provided  under IRS 401
     (a)(17) of $160,000 for 1998.

     Pension benefits at age 65 (normal retirement age) for active participants as of January 1, 1999 are calculated as follows: 1.2% of final five-year average pay up to covered compensation level, plus 1.7% of final five-year average pay over the covered compensation level, multiplied by the total years of recognized service, to a maximum of 25 years. All such participants will receive the greater of their benefit under the new formula or the benefit accrued under a prior plan formula as of December 31, 1994. In addition, certain maximum benefit limitations are incorporated in the Plan. The final five-year average pay is determined by taking the average of the highest consecutive five-year period of earnings within a ten-year period prior to retirement. The term "covered compensation", as defined by the Internal Revenue Service, refers to the 35-year average of the Social Security taxable wage bases applicable to a participant for each year projected to Social Security normal retirement age.

                        EMPLOYMENT PROTECTION AGREEMENTS

     Genlyte has entered into contracts with a group of key employees, including Messrs. Powers, Drazin, Eftekhar and Musselman, and Ms. Ratliff that become effective if the employee is employed on the date a change of control (as defined in the agreement) occurs and that provide each such employee with a guarantee that his duties, compensation and benefits will generally continue unaffected for two (2) years following the change of control. In the event that an eligible employee's employment is terminated without cause by the company or if the employee is constructively terminated within two (2) years following the change of control, such employee will receive either ( i ) the sum of (x) two
(2) times the aggregate amount of his then current base salary, plus (y) two (2) times the average of his last three (3) annual awards paid under the company's Management Incentive Compensation Plan plus (z) the present value of any unvested benefits under the company's qualified plans and the annual cost of the employee's participation in all employee benefit plans of the company or (ii) if it would result in the employee receiving a greater net-after tax amount, a lesser amount equal to the amount that produces the greatest net-after tax amount for the employee. (An employee will be treated as having been constructively terminated if he quits after being removed from office or demoted, his compensation or benefits are reduced, his duties are significantly changed, his ability to perform his duties is substantially impaired or his place of employment is relocated a substantial distance from his principal residence.) These agreements will continue in effect at least until December 31, 1999 and automatically renew for an additional year as of each January 1 after December 31, 1999, unless the company or the employee provides sixty (60) days written notice of non-renewal prior to such January 1.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Genlyte's directors and company executive officers, and persons who own more than ten percent of Genlyte's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Genlyte. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Genlyte with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1998, Genlyte understands that Messrs. Richard J. Crossland (Executive Vice President and Chief Operating Officer of Genlyte Thomas Group), Raymond L. Zaccagnini (Secretary of Genlyte, and Vice President Administration and Secretary of Genlyte Thomas Group), and David Stumler (Controller of Genlyte Thomas Group) each inadvertently failed to file on a timely basis his initial beneficial ownership statement with respect to Genlyte common stock upon the formation of and their employment by Genlyte Thomas Group.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as Genlyte and Genlyte Thomas Group LLC's principal independent public accountants for the year 1999.

     A representative of Arthur Andersen LLP, the Company's auditor for 1998, is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if desired to do so.


                2000 PROPOSALS BY HOLDERS OF GENLYTE COMMON STOCK

     Any proposal which a stockholder of Genlyte desires to have included in the proxy statement relating to the 2000 Annual Meeting of Stockholders must be received by Genlyte at its executive offices by no later than November 20, 1999. The executive offices of Genlyte are located at 4360 Brownsboro Road, Suite 300, P.O. Box 35120, Louisville, Kentucky 40232. Proxies solicitated by the Board of Directors for the 2000 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in the Company's proxy statement if Genlyte does not receive notice of such proposal on or before February 3, 2000.

                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total return on the Common Stock of Genlyte with the cumulative total return on the NASDAQ Stock Market Index (U.S. companies) and the Electric Lighting & Wiring Equipment Index (SIC Group 364) from December 31, 1993(1). The graph assumes the investment of $100 in Genlyte Common Stock, the NASDAQ Stock Market Index, and the Electric Lighting & Wiring Equipment Index on January 1, 1994.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                                              NASDAQ Stock
            The Genlyte Group      Electric Lighting &        Market Index
              Incorporated        Wiring Equipment Index   (U.S. Companies)
              ------------        ----------------------   ----------------

1993                 100                   100                     100
1994               117.2                 102.7                   104.9
1995               186.2                 135.8                   136.1
1996               344.8                 169.3                   169.2
1997               489.6                 201.6                     207
1998               517.2                 161.2                   291.9

----------
1) Total return calculations for the NASDAQ Stock Market Index, Electric Lighting & Wiring Equipment Index (consisting of approximately 20 companies), and Genlyte Stock were performed by Media General Financial Services.

                           EXPENSES AND OTHER MATTERS


Expenses of Solicitation

     Genlyte will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Genlyte has requested brokers, nominees, fiduciaries and other custodians who hold shares of its common stock in their names to solicit proxies from their clients who own such shares and Genlyte has agreed to reimburse them for their expenses in so doing.

     In addition to the use of the mails, certain officers, directors and other employees of Genlyte, at no additional compensation, may request the return of proxies by personal interview or by telephone or telegraph.


Other Items of Business

     The Board of Directors does not intend to present any further items of business to the meeting and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.



                                           By Order of the Board of Directors,




                                           R.L. ZACCAGNINI
                                           Secretary
March 19, 1999

                         THE GENLYTE GROUP INCORPORATED
                                     PROXY

                 Annual Meeting of Shareholders, April 21, 1999

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE GENLYTE GROUP INCORPORATED

     The undersigned hereby authorizes and appoints WILLIAM G. FERKO and R. L. ZACCAGNINI and each of them, the proxies of the undersigned, with power of substitution in each, to vote all shares of Common Stock, par value $.01 per shares, of the Genlyte Group Incorporated held of record on March 1, 1999 by the undersigned at the Annual Meeting of Stockholders to be held at the Camberley Brown Hotel, The Bluegrass Room, 4th & Broadway, Louisville, Kentucky 40202 on April 21, 1999 at 10:00 AM, local time, and at any adjournment thereof on all matters that may properly come before such meeting.

                     (Continued and to be dated and signed on the reverse side.)

                                        THE GENLYTE GROUP INCORPORATED
                                        P.O. BOX 11194
                                        NEW YORK, N.Y. 10203-0194

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no contrary specification is indicated, the shares represented by this proxy will be voted FOR the election of the nominee as director. Please mark box |x| in black or blue ink.

   The Board of Directors recommends a vote FOR the election of the nominee as director.

1. Election of Director   OR the nominee  |_|    WITHHOLD AUTHORITY to vote |_|
                          listed below           for the nominee listed below.

Nominee: Avrum I. Drazin

Check here if you plan to   |_|                 Have written comments or   |_|
attend the Annual Meeting                       change of address on this card.


               The Proxies will vote your shares in accordance with your directions on this card. If no contrary instructions are specified on this card, the Proxies will vote your shares FOR proposal 1.

                                        Please sign  exactly as name  appears at
                                        the left. Joint owners should each sign.
                                        When  signing  as  attorney,   executor,
                                        administrator, trustee or guardian, give
                                        your full  title as such.  If the signer
                                        is a  corporation,  please  sign in full
                                        corporate   name  by   duly   authorized
                                        officer.

                                        Dated: __________________________, 1999

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                                       Signature

                                        Votes must be indicated (x)
                                        in Black or Blue ink.         |X|

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.